UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2024
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

7750 Wisconsin Avenue	Bethesda	Maryland		20814
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Marriott Retirement Savings Plan (“RSP”) is transitioning to a new plan recordkeeper. To facilitate the transition, all transactions in the RSP will be suspended during a blackout period, which is expected to begin at 4 p.m. Eastern time on September 25, 2024, and is expected to end by October 18, 2024. Participants in the RSP were notified of the blackout period on August 19, 2024. During the blackout period, participants in the RSP will be unable to make changes to their investments or contribution rates or take a loan or distribution from their RSP accounts until the transition is complete, including with respect to shares of common stock, $0.01 par value per share (the “Common Stock”) of Marriott International, Inc. (the “Company”) held by a participant in the Marriott International, Inc. Company Stock Fund, which is an investment option in the RSP. The notification described under Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 relating to the blackout period was provided to the Company on August 19, 2024.

On August 19, 2024, the Company sent a notice to its directors and executive officers informing them of the RSP blackout period and the restrictions that will apply to them during the blackout period. During the blackout period, subject to certain limited exemptions, the Company’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Common Stock (including derivatives thereof) acquired in connection with their service or employment as a director or executive officer of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934.

A copy of the notice to directors and executive officers is attached as Exhibit 99.1 and incorporated by reference. During the blackout period and for a period of two years after the ending date of the blackout period, stockholders and other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting the Company’s Corporate Secretary by telephone at (301) 380-6500 or by mail at Marriott International, Inc., Attn: Corporate Secretary, 7750 Wisconsin Ave., Bethesda, MD 20814.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Blackout Period Notice to Directors and Executive Officers, dated August 19, 2024.

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: August 20, 2024	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Assistant General Counsel and Secretary

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